Exhibit 10.20

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Memorandum of Understanding
411 and 411X Exclusivity - Minimum Volume Targets
Cenntro Automotive Group and Ayro, Inc

March 22, 2020

It is our mutual understanding that:

1.
Ayro’s exclusive right to the Metro 1 / Ayro 411 and 411X as stated in Amendment B and as signed on March 22, 2020, is subject to Ayro’s product orders and production shipments for the Metro 1 / 411 and 411X, of not less than [***] units, with an the expected roll out of:

•	[***] units within the first anniversary
•	[***] units within the second anniversary
•	[***] units within the third anniversary.

2.	Cenntro Automotive Group (“Cenntro”) will give Ayro one year of market protection (March 20, 2020 to March 19, 2021) to substantially achieve the [***] unit target.

3.	Upon completion of the first year target, Cenntro will provide a 2nd year of market protection while the [***] unit volume target is substantially achieved.

4.	Upon completion of the second year target, Cenntro Automotive Group will provide a 3rd year of market protection while the [***] unit volume target is substantially achieved.

5.
During the exclusive territory protection period, and consistent with Ayro’s execution to the volume targets, Cenntro shall not promote or sell the Metro 1 / Ayro 411 and 411X to a third party in the US and Canada.  In the event Ayro’s open orders are substantially lower than the volume targets, Cenntro will be relieved of the market exclusivity provisions of Amendment B.

6.	Ayro will immediately place purchase orders to Cenntro for [***] units of the Metro 1 / Ayro 411 and [***] units of the Ayro 411X from March 23, 2020

7.
Product quality is fundamental to Cenntro’s and Ayro’s ability to achieve the volume targets.  Cenntro warrants that the Metro 1 / Ayro 411 and Ayro 411X will meet commercial quality standards and will be free of epidemic failures.  Cenntro will follow Ayro’s choice for UV stable plastics and compatible adhesives for 411X.  Ayro will be responsible for the quality of the materials it selects.  Proposed deviations in materials will be requested by Engineering Change Request (ECR) and approved by Ayro Engineering Change Notice (ECN) before being released to production.

This MOU is to further clarify our mutual understanding of the Addendum B and will remain confidential between the parties and will not be disclosed to third parties without mutual consent subject to the requirements imposed by law and Securities and Exchange Commission (SEC) regulations between companies and principal shareholders of common stock.

CENNTRO AUTOMOTIVE GROUP

By:	/s/ Peter Wang
Peter Wang, Chairman & CEO
Cenntro Automotive Group

AYRO, INC

By:	/s/ Rod Keller
Rod Keller, CEO & Executive
Board Member